Exhibit 10.25

[Citigroup Logo]

Date:	March 20, 2007

To:	OMNIVISION TECHNOLOGIES INC

Attn:	Anson Chan, VP Finance 1341 Orleans Drive Sunnyvale, CA 94089
Phone:
Fax:
Email:

From:	Citibank N.A., New York Confirmations Unit 333 West 34th Street, 2nd Floor New York, NY 10001, USA

Phone:	1-212-615-8398
Fax:	1-212-615-8985

Our ref:	M071483
Your ref:

TRANSACTION

The purpose of this letter agreement (this ‘Confirmation’) is to set forth the terms and conditions of the Transaction entered into between OMNIVISION TECHNOLOGIES INC (‘Counterparty’) and Citibank N.A., New York (‘Citibank’) on the Trade Date specified below (the ‘Transaction’).

1. The definitions and provisions contained in the 2000 ISDA Definitions (the ‘Definitions’) (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. References herein to a ‘Transaction’ shall be deemed to be references to a ‘Swap Transaction’ for the purposes of the Definitions.

This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of an ISDA Master Agreement, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form part of, and be subject to that agreement. All provisions contained in, or incorporated by reference in, that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and dcliver that agreement, this Confirmation, together with all other documents referring to an ISDA

Master Agreement (each a ‘Confirmation’) confirming transactions (each a ‘Transaction’) entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, a single agreement (the Agreement) in the pre-printed form of the 1992 ISDA Master Agreement (Multicurrency Cross Border) (the ISDA Form) as if, on the Trade Date of the first such Transaction between us, we had executed a single agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law, USD as the Termination Currency, Credit Event Upon Merger, Second Method and Market Quotation as applying and basic Set-Off provision contained in Section V A. of the User’s Guide to the 1992 ISDA Master Agreements 1993 Edition published by ISDA being incorporated by reference). The Agreement shall contain such other modifications (including additional elections) to the ISDA Form (each, an Agreement Modification) as may be agreed by the parties from time to time. Any Agreement Modification may be set forth in any Confirmation (whether or not it would form part of the Schedule to the ISDA Master Agreement and notwithstanding the termination or expiry of the Transaction(s) detailed in any such Confirmation). To the extent of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purposes of this Transaction. To the extent of any inconsistency between any Agreement Modification and a prior Agreement Modification, the terms of the Agreement Modification set forth in the most recent Confirmation shall govern.

THIS CONFIRMATION WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ALL MATTERS RELATING HERETO AND WAIVE ANY OBJECTION TO THE LAYING OF VENUE IN, AND ANY CLAIM OF INCONVENIENT FORUM WITH RESPECT TO THESE COURTS.

U.S. Federal law requires Citibank to obtain, verify and record customer identification information.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	March 19, 2007

Effective Date:	April 1, 2007

Termination Date:	April 1, 2017, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Rate Payer:	Counterparty

Notional Amount:	With respect to each Calculation Period, the amount set forth in Exhibit I attached hereto opposite such Calculation Period under the heading ‘Notional Amount’

Fixed Rate Payer Payment Dates:	The 1st calendar day of each month commencing May 1, 2007 through and including the Termination Date

Fixed Rate:	5.2700000 percent

Fixed Rate Day Count Fraction:	Actual/360

Business Days:	New York, London

Business Day Convention:	Modified Following

Floating Amounts

Floating Rate Payer:	Citibank

Notional Amount:	With respect to each Calculation Period, the amount set forth in Exhibit I attached hereto opposite such Calculation Period under the heading ‘Notional Amount’

Floating Rate Payer Payment Dates:	The 1st calendar day of each month commencing May 1, 2007, through and including the Termination Date

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Floating Rate Payer Calculation Period

Compounding:	Inapplicable

Business Days:	New York, London

Business Day Convention:	Modified Following

Calculation Agent:	As per Master Agreement.

Representations. Section 3 of the Agreement is hereby amended by adding the following subsections after subsection (f) thereof:

A.            Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that infonnation and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

B.            Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

C.            Status of Parties. The other party is not acting as a fiduciary or an advisor for it in rcspect of this Transaction.

D.            Risk Management. It has entered into this Transaction for the purpose of (i) managing its borrowings or investments, (ii) hedging its underlying assets or liabilities or (iii) in connection with its line of business.

E.             No Agency. It is entering into this Agreement, any Credit Support Document to which it is a party, and each Transaction, and any other documentation relating to this Agreement or any Transaction, as principal (and not as agent or in any other capacity, fiduciary or otherwise).

A. Additional Termination Event.

“Additional Termination Events” shall apply. On and after the Closing Date, each of the following shall constitute an Additional Termination Event and Party B shall be the sole Affected Party with respect thereto:-

(1)                                  At any time, Citibank or any of its Affiliates, as the case may be, ceases to be a party to the Credit Agreement.

(2)                                  At any time, Citibank or any of its Affiliates receives a notice or letter or other form of writing (whether from Citibank’s own Affiliates, Counterparty or Counterparty’s Affiliates or any other entity) indicating that a Cancellation Event has occurred or shall occur or take effect after the delivery of such notice, letter or other form of writing.

(3)                                  At any time, the obligations and liabilities of Counterparty under this Transaction fail to rank, be secured or be guaranteed, in each case,

(i)                                     on a pari passu basis with or equal in right or priority of payment with the obligations and liabilities of Counterparty and any of its Affiliates under the Loan Documents.

B. Additional Event of Default

Section 5(a) is hereby amended by inserting the following paragraph at the end thereof:

“(ix) With respect to Counterparty only, at any time a default, event of default or other similar condition or event (however described) occurs with respect to Counterparty under the Credit Agreement.”

C. Additional Definitions.

Section 14 is hereby amended by inserting the following definitions in their appropriate alphabetical order:-

“Cancellation Event”

Means (x) any expiration, termination or cancellation of the Credit Agreement, whether by reason of payment of all indebtedness incurred thereunder or otherwise or (y) the Credit Agreement ceases, for any reason, to be in full force and effect.

“Credit Agreement”

Means the Loan and Security Agreement, dated on March 16, 2007 (as amended, supplemented, waived or otherwise modified from time to time) by and among Counterparty, (to the extent applicable) the relevant Affiliates of Counterparty, and the banks or lenders from time to time parties thereto. For clarification, said Credit Agreement shall not incorporate or reference any agreement in respect of (x) any refinancing or extension, in each case, in whatever form, of the initial credit facility evidenced by said Credit Agreement (said initial credit facility, the “Initial Credit Facility”) or (y) any substitute credit facility.

“Collateral Documents”

Means any and all Security Documents and Guarantees that secure or guarantee or purports to secure or to guarantee, as the case may be, the performance or payment of the obligations and liabilities of the Counterparty under this Confirmation or in respect of this Transaction.

“Guarantees”

Means any and all guarantees issued at any time by Counterparty or any of its Affiliates in respect of indebtedness incurred under the Credit Agreement.

“Loan Documents”

Means the collective reference to the Credit Agreement, the Guarantees, the Security Documents, and any other document or instrument executed and delivered by Counterparty and/or any of its Affiliates in respect of the Initial Credit Facility.

“Security Documents”

Means any and all pledge and/or security agreements and any other document executed and delivered at any time in respect of the granting of any lien (however described) on any property or asset of Counterparty and/or any of its Affiliates to secure the performance or payment of the obligations and liabilities of each of Counterparty and its Affiliates under the Credit Agreement and the Guarantees.

4. Account Details

Payments to Citibank in USD:	Bank: Citibank NA New York BIC: CITIUS33 (or ABA: 021000089) F/O: Citibank New York A/C: 00167679 Ref: NY Swap Operations

Payments to Counterparty:                Please provide to expedite payment

If you have any questions regarding this letter agreement, please contact the Swap Operations Department at the telephone numbers or the facsimile numbers indicated on this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Very truly yours,

Citibank N.A., New York

By:	/s/ FRANK A. LICCIARDELLO

Accepted and confirmed as
of the Trade Date:

OMNIVISION TECHNOLOGIES INC

By:	/s/ Anson Chan
Authorized Signatory

EXHIBIT I-AMORTIZATION SCHEDULE
Our Reference: M071483

Calculation Period**		USD

From and including	To but excluding	Notional Amount
01 Apr 2007	01 May 2007	27,927,045.00
01 May 2007	01 Jun 2007	27,880,906.73
01 Jun 2007	01 Jul 2007	27,834,768.46
02 Jul 2007	01 Aug 2007	27,788,630.19
01 Aug 2007	01 Sep 2007	27,742,491.92
04 Sep 2007	01 Oct 2007	27,696,353.65

01 Oct 2007	01 Nov 2007	27,650,215.38
01 Nov 2007	01 Dec 2007	27,604,077.11
03 Dec 2007	01 Jan 2008	27,557,938.84
02 Jan 2008	01 Feb 2008	27,511,800.57
01 Feb 2008	01 Mar 2008	27,465,662.30
03 Mar 2008	01 Apr 2008	27,419,524.03
01 Apr 2008	01 May 2008	27,373,385.76
01 May 2008	01 Jun 2008	27,327,247.49
02 Jun 2008	01 Jul 2008	27,281,109.22
01 Ju1 2008	01 Aug 2008	27,234,970.95
01 Aug 2008	01 Sep 2008	27,188,832.68
02 Sep 2008	01 Oct 2008	27,142,694.41
01 Oct 2008	0l Nov 2008	27,096,556.14
03 Nov 2008	01 Dec 2008	27,050,417.87
01 Dec 2008	01 Jan 2009	27,004,279.60
02 Jan 2009	01 Feb 2009	26,958,141.33
02 Feb 2009	01 Mar 2009	26,912,003.06
02 Mar 2009	01 Apr 2009	26,865,864.79
01 Apr 2009	01 May 2009	26,819,726.52
01 May 2009	01 Jun 2009	26,773,588.25
01 Jun 2009	01 Jul 2009	26,727,449.98
01 Jul 2009	01 Aug 2009	26,681,311.71
03 Aug 2009	01 Sep 2009	26,635,173.44
01 Sep 2009	01 Oct 2009	26,589,035.17
01 Oct 2009	01 Nov 2009	26,542,896.90
02 Nov 2009	01 Dec 2009	26,496,758.63
01 Dec 2009	01 Jan 2010	26,450,620.36
04 Jan 2010	01 Feb 2010	26,404,482.09
01 Feb 2010	01 Mar 2010	26,358,343.82
01 Mar 2010	01 Apr 2010	26,312,205.55
01 Apr 2010	01 May 2010	26,266,067.28
04 May 2010	01 Jun 2010	26,219,929.01
01 Jun 2010	01 Jul 2010	26,173,790.74
01 Jul 2010	01 Aug 2010	26,127,652.47
02 Aug 2010	01 Sep 2010	26,081,514.20
01 Sep 2010	01 Oct 2010	26,035,375.93
01 Oct 2010	01 Nov 2010	25,989,237.66

01 Nov 2010	01 Dec 2010	25,943,099.39
01 Dec 2010	01 Jan 2011	25,896,961.12
04 Jan 2011	01 Feb 2011	25,850,822.85
01 Feb 2011	01 Mar 2011	25,804,684.58
01 Mar 2011	01 Apr 2011	25,758,546.31
01 Apr 2011	01 May 2011	25,712,408.04
03 May 2011	01 Jun 2011	25,666,269.77
01 Jun 2011	01 Ju1 2011	25,620,131.50
01 Jul 2011	01 Aug 2011	25,573,993.23
01 Aug 2011	01 Sep 2011	25,527,854.96
01 Sep 2011	01 Oct 2011	25,481,716.69
03 Oct 2011	01 Nov 2011	25,435,578.42
01 Nov 2011	01 Dee 2011	25,389,440.15
01 Dec 2011	01 Jan 2012	25,343,301.88
03 Jan 2012	01 Feb 2012	25,297,163.61
01 Feb 2012	01 Mar 2012	25,251,025.34
01 Mar 2012	01 Apr 2012	25,204,887.07
02 Apr 2012	01 May 2012	25,158,748.80
01 May 2012	01 Jun 2012	25,112,610.53
01 Jun 2012	01 Jul 2012	25,066,427.26
02 Jul 2012	01 Aug 2012	25,020,333.99
01 Aug 2012	01 Sep 2012	24,974,195.72
04 Sep 2012	01 Oct 2012	24,928,057.45
01 Oct 2012	01 Nov 2012	24,881,919.18
01 Nov 2012	01 Dec 2012	24,835,780.91
03 Dec 2012	01 Jan 2013	24,789,642.64
02 Jan 2013	01 Feb 2013	24,743,504.37
01 Feb 2013	01 Mar 2013	24,697,366.10
01 Mar2013	01 Apr 2013	24,651,227.83
02 Apr 2013	01 May 2013	24,605,089.56
01 May 2013	01 Jun 2013	24,558,951.29
03 Jun 2013	01 Jul 2013	24,512,813.02
01 Jul 2013	01 Aug 2013	24,466,674.75
01 Aug 2013	01 Sep 2013	24,420,536.48
03 Sep 2013	01 Oct 2013	24,374,398.21
01 Oct 2013	01 Nov 2013	24,328,259.94
01 Nov 2013	01 Dec 2013	24,282,121.67

02 Dec 2013	01 Jan 2014	24,235,983.40
02 Jan 2014	01 Feb 2014	24,189,845.13
03 Feb 2014	01 Mar 2014	24,143,706.86
03 Mar 2014	01 Apr 2014	24,097,568.59
01 Apr 2014	01 May 2014	24,051,430.32
01 May 2014	01 Jun 2014	24,005,292.05
02 Jun 2014	01 Ju1 2014	23,959,153.78
01 Ju1 2014	01 Aug 2014	23,913,015.51
01 Aug 2014	01 Sep 2014	23,866,877.24
02 Sep 2014	01 Oct 2014	23,820,738.97
01 Oct 2014	01 Nov 2014	23,774,600.70
03 Nov 2014	01 Dec 2014	23,728,462.43
01 Dec 2014	01 Jan 2015	23,682,324.16
02 Jan 2015	01 Feb 2015	23,636,185.89
02 Feb 2015	01 Mar 2015	23,590,047.62
02 Mar 2015	01 Apr 2015	23,543,909.35
01 Apr 2015	01 May 2015	23,497,771.08
01 May 2015	01 Jun 2015	23,451,632.81
01 Jun 2015	01 Jul 2015	23,405,494.54
01 Jul 2015	01 Aug 2015	23,359,356.27
03 Aug 2015	01 Sep 2015	23,313,218.00
01 Sep 2015	01 Oct 2015	23,267,079.73
01 Oct 2015	01 Nov 2015	23,220,941.46
02 Nov 2015	01 Dec 2015	23,174,803.19
01 Dec 2015	01 Jan 2016	23,128,664.92
04 Jan 2016	01 Feb 2016	23,082,526.65
01 Feb 2016	01 Mar 2016	23,036,388.38
01 Mar 2016	01 Apr 2016	22,990,250.11
01 Apr 2016	01 May 2016	22,944,111.84
03 May 2016	01 Jun 2016	22,897,973.57
01 Jun 2016	01 Jul 2016	22,851,835.30
01 Jul 2016	01 Aug 2016	22,805.697.03
01 Aug 2016	01 Sep 2016	22,759,558.76
01 Sep 2016	01 Oct 2016	22,713,420.49
03 Oct 2016	01 Nov 2016	22,667,282.22
01 Nov 2016	01 Dec 2016	22,621,143.95
01 Dec 2016	01 Jan 2017	22,575,005.68

03 Jan 2017	01 Feb 2017	22,528,867.41
01 Feb 2017	01 Mar 2017	22,482,729.14
01 Mar 2017	03 Apr 2017	22,436,590.87

**With respect to the Fixed Amounts and Floating Amounts, Exhibit I is subject to adjustment in accordance with the Modified Following Business Day Convention.

“Modified Following” is specified, that date will be the first following day that is a Business Day unless that day falls in the next calendar month, in which case that date will be the first preceding day that is a Business Day.